Supplemental Agreement to the Three Parties Fund Escrow Agreement

Party A: Yantai Shencaojishi Pharmaceuticals Co., Ltd.

Address: No.9 Tianzheng Road, Laishan District, Yantai City, Shandong Province

Legal Representative: Qu Hongwei

Party B: Rural Credit Cooperative of Laishan District, Yantai City

Address: No. 27 Yinhai Road, Laishan District, Yantai City, Shandong Province

Legal Representative: Wang Yingcheng

Party C: EURO PACIFIC CAPITAL, INC.

Address: 1201 Dove Street, Ste. 200, Newport Beach, California 92660, USA

Legal Representative: Gordon McBean

Whereas,

(1)	Party A, Party B and Party C entered into the Three Parties Fund Escrow Agreement on May 8, 2012 (“Original Agreement”), according to which, Party A and Party C jointly authorized Party B to safekeep the Fund in the Escrow Account; and

(2)	Party A opened the Escrow Account with the Escrow Bank, Rural Credit Cooperative of Binhai, Laishan District, Yantai City (the “Escrow Bank”), which is a subsidiary of Party B, and deposited the Fund equal to RMB 59,000,000 into the Escrow Account.

Parties A, Party B and Party C, on the basis of mutual benefit, and upon consultation, unanimously agree to enter into this supplemental agreement on May 9 , 2012 (this “Agreement”), as the amendments and supplemental agreements to the Original Agreement.

1.	Paragraph 1 of Article 4 in the Original Agreement shall be revised to read asfollows:

Party A opened the Escrow Account with the Escrow Bank which is a subsidiary of Party B, and deposited the Fund equal to RMB 59,000,000 into the Escrow Account. No party to this Agreement may withdraw any portion of the Fund from the Escrow Account, without the prior written approval of both Party A and Party C.

Information of the Escrow Account:

Account Name:      Yantai Shencaojishi Pharmaceuticals Co., Ltd.

Depositary Bank:  Rural Credit Cooperative of Binhai, Laishan District, Yantai City

Account Number: [ ]

2.	Party A and Party C hereby jointly provided Party B with a Authorization Notice of the Transfer Instruction (see the Exhibit), which includes the list of the names of the designated representatives authorized to send the Transfer Instruction, the power and the responsibilities of each authorized representative, and the samples of seals and signatures specimens of the authorized representatives. The written notice shall be affixed with Party A’s company seal and signed by Party A’s legal representative or authorized representative, and it shall also be signed by Party C’s legal representative or authorized representative. Party B shall issue a receipt after receiving the foregoing notice. The notice will become into effect after Party A and Party C receive Party B’s receipts and confirm the receipt in writing.

3.	Unless otherwise agreed, the definitions hereunder shall remain the same as stipulated under the Original Agreement.

4.	This Agreement is part of the Original Agreement, which has the same effect with the Original Agreement. If there is any inconsistency between this Agreement and the Original Agreement, this Agreement shall prevail. Except the amendments hereunder, other terms and conditions under the Original Agreement shall remain valid and effective.

5.	Party B warrants, represents and agrees that Party B has and will take all necessary actions to cause its subsidiary and the Escrow Bankto honor and abide by the terms of this Agreement and the Original Agreement as if the Escrow Bank had signed this Agreement and the Original Agreement as Party B. Accordingly, Party B and the Escrow Bank will be liable to Party A and Party C for any breach, liability, and/or damages caused by Party B or the Escrow Bank relating to this Agreement and Original Agreement.

6.	This Agreement shall become effective after (i) Party A’s legal reprehensive or authorized representative of signs it and affixes with its corporate seal, (ii) Party B’s legal representative or authorized representative signs it and affixes with its corporate seal; and (iii) Party C’s legal representative or authorized representative signs it.

7.	This Agreement shall be executed in six (6) counterparts, with each party holding two (2) counterparts. Each counterpart shall have the same effect.

(signature page below)

Party A: Yantai Shencaojishi Pharmaceuticals Co., Ltd.

Legal Representative: Qu Hongwei

Date:

Party B: Rural Credit Cooperative of Laishan District, Yantai City

Legal Representative: Wang Yingcheng

Date:

Party C: EURO PACIFIC CAPITAL, INC.

Legal Representative: Gordon McBean

Date:

Exhibit

Authorization Notice of the Transfer Instruction

Rural Credit Cooperative of Binhai, Laishan District, Yantai City:

Without receiving and confirming the written instruction jointly made by the authorized representatives of Yantai Shencaojishi Pharmaceuticals Co., Ltd. (“Party A”) and Euro Pacific Capital, Inc. (“Party C”), Rural Credit Cooperative of Binhai, Laishan District, Yantai City (“Escrow Bank”) shall not dispose of any of the funds in the escrow account.

From the opening date of the escrow account (account number: ---) to the termination date of this account, unless any amendments are made by any legal and effective authorization documents, the following persons are authorized to make the Transfer Instruction within their authorization scope stipulated below:

1. Authorized Persons and Authorization Scope

(1)	The authorized persons to handle the Transfer Instruction:

Party A: _____

Party C: _____

(2)	The authorized persons to verify the Transfer Instruction:

Party A: _____

Party C: _____

(3)	The Accountant in-charge to verify the Transfer Instruction:

Party A: _____

Party C: _____

2. The specimens of the authorized signatories to the Transfer Instruction:

(signature)	(signature)
[Person from Party A]	[Person from Party C]

3. The reserved seal sample of authorized person of Transfer Instruction:

(Company Chop)

Legal Representative (Authorized Representative):

(Date)

三方资金保管协议

补充协议

甲方：烟台神草济世药业有限公司

住所地：山东省烟台市莱山区天正路 9 号

法定代表人：曲宏伟

乙方：烟台市莱山区农村信用合作联社

住所地：山东省烟台市莱山区银海路 27 号

负责人：王英成

丙方：EURO PACIFIC CAPITAL, INC.

法定代表人：Gordon McBean

鉴于，

（1） 甲方、乙方和丙方于 2012 年 5 月 8 日共同签署了《三方资金保管协议》（“原协议”），根据原协议，甲方和丙方共同委托乙方保管资金保管专户中的现金；以及

（2） 甲方已在乙方托管运营经办机构烟台市莱山区农村信用合作联社滨海信用社（“托管行”）开立人民币专用账户作为资金保管专户，并向该账户中转入金额为人民币 59,000,000 元（大写：伍仟玖佰万圆整）的专项资金。

甲、乙、丙三方本着互利互惠的原则，经友好协商，一致同意于 2012 年 5 月 9 日签订补充协议（“本协议”），作为对原协议的修改和补充。

1. 将原协议第四条第 1 款修改为：

Amendment to Escrow Agreement - v2 - May 10 - CN.doc

甲方已在乙方托管运营经办机构开立资金保管专户，并向资金保管专户中转入金额为人民币 59,000,000 元（大写：伍仟玖佰万圆整）的专项资金。未经甲方和丙方事先书面同意，任何一方不得从资金保管专户中提取专项资金。

资金保管专户信息：

账户名称：烟台神草济世药业有限公司

开户行：烟台市莱山区农村信用合作联社滨海信用社

账号：9060

2. 甲方和丙方在此共同向乙方提供书面的《划款指令授权通知书》（见附件），指定发送划款指令人员的名单，注明其相应权限，提供预留印鉴和被授权人签字的样本。该书面通知应由甲方加盖公章并由其法定代表人或其授权代理人以及丙方法定代表人或其授权代理人签字。乙方在收到上述通知及样本后应出具回函，在甲方和丙方收到乙方回函并向乙方书面确认后，上述通知即生效。

3. 除另有规定外，本协议中的术语与原协议中的定义相同。

4. 本协议及其附件是原协议的组成部分，与原协议具有同等的法律效力。本协议与原协议之间出现任何不一致时，以本协议为准。除本协议所做修订之外，原协议的其他条款仍然有效。

5. 乙方保证其已经或将采取所有必要措施确保托管行犹如其作为乙方签订了本协议和原协议一般，遵守本协议和原协议下的条款。乙方和托管行将对其因违反本协议和原协议而对甲方和丙方造成的任何损失承担责任。

6. 本协议经甲方法定代表人或授权代理人和乙方法定代表人或负责人或授权代理人签章并加盖公章或合同专用章，以及丙方负责人或授权代理人签章后生效。

7. 本补充协议一式六份，甲、乙、丙各方各执两份，每份具有同等的法律效力。

（以下为签署页，无正文）

Amendment to Escrow Agreement - v2 - May 10 - CN.doc

甲方（盖章）：烟台神草济世药业有限公司

法定代表人或授权代理人：曲宏伟

日期：2012.5.9

乙方（盖章）：烟台市莱山区农村信用合作联社

负责人或授权代理人：王英成

日期：2012.5.9

丙方（盖章）：EURO PACIFIC CAPITAL, INC.

法定代表人或授权签字人：Gordon McBean

日期：

Amendment to Escrow Agreement - v2 - May 10 - CN.doc

甲方（盖章）：　　烟台神草济世药业有限公司

法定代表人或授权代理人：曲宏伟

日期：

乙方（盖章）：烟台市莱山区农村信用合作联社

负责人或授权代理人：王英成

日期：

丙方（盖章）：EURO PACIFIC CAPITAL, INC.

法定代表人或授权签字人：Gordon McBean

日期：May 9th, 2012

Amendment to Escrow Agreement - May 5 - CN.doc

附件：

划款指令授权通知书

烟台市莱山区农村信用合作联社滨海信用社：

未经收到并确认由烟台神草济世药业有限公司（“甲方”）和EURO PACIFIC CAPITAL, INC.（“丙方”）被授权人事先共同做出的书面指令，烟台市莱山区农村信用合作联社滨海信用社（“托管行”）不得处置任何保管财产。

自资金保管专户（账号：9060 开立之日起至该账户清算完毕之日止，除非经合法有效的授权文件进行变更，我公司向贵行发送管理运用保管财产的划款指令的被授权人及其权限为：

1、被授权人及权限：

（1） 划款指令经办人：

甲方

丙方

（2） 划款指令复核人：

甲方

丙方

（3） 划款指令财务主管审核：

甲方

丙方

2、划款指令被授权人签字样式：

Amendment to Escrow Agreement - v2 - May 10 - CN.doc

（甲方被授权人签字）　　（丙方被授权人签字）

3、划款指令预留印鉴样式：

（章）

法定代表人（授权代表）：

2012 年 5 月 9 日

Amendment to Escrow Agreement - v2 - May 10 - CN.doc

附件：

划款指令授权通知书

烟台市莱山区农村信用合作联社滨海信用社：

未经收到并确认由烟台神草济世药业有限公司（“甲方”）和EURO PACIFIC CAPITAL, INC.（“丙方”）被授权人事先共同做出的书面指令，烟台市莱山区农村信用合作联社滨海信用社（“托管行”）不得处置任何保管财产。

自资金保管专户（账号：9060.[illegible]）开立之日起至该账户清算完毕之日止，除非经合法有效的授权文件进行变更，我公司向贵行发送管理运用保管财产的划款指令的被授权人及其权限为：

1、被授权人及权限：

（1） 划款指令经办人：

甲方

丙方

（2） 划款指令复核人：

甲方

丙方

（3） 划款指令财务主管审核：

甲方

丙方

2、划款指令被授权人签字样式：

Amendment to Escrow Agreement - v2 - May 10 - CN.doc

（甲方被授权人签字）　（丙方被授权人签字）

3、划款指令预留印鉴样式：

（公　章）

法定代表人（授权代表）：

年　月　日

Amendment to Escrow Agreement - v2 - May 10 - CN.doc